                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07255

                       Oppenheimer International Bond Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
U.S. GOVERNMENT OBLIGATIONS--0.3%
U.S. Treasury Bills, 0.144%, 7/8/10(1,2) (Cost $31,199,559)       $     31,200,000        $     31,199,559
                                                                                          ----------------
FOREIGN GOVERNMENT OBLIGATIONS--74.5%
ARGENTINA--1.0%
Argentina (Republic of) Bonds:
0.389%, 8/3/12(3)                                                       20,126,250              18,081,880
2.50%, 12/31/38(3)                                                      34,570,000              12,574,838
Series GDP, 2.724%, 12/15/35(3)                                         26,370,000               2,142,563
Series V, 7%, 3/28/11                                                   14,240,000              14,039,849
Series VII, 7%, 9/12/13                                                  5,230,000               4,539,785
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15                    89,470,000              70,310,994
                                                                                          ----------------
                                                                                               121,689,909
AUSTRALIA--0.3%
Australia (Commonwealth of) Sr. Unsec. Bonds, Series 119, 6.50%,
4/15/15                                                                 46,110,000 AUD          41,407,440
                                                                                          ----------------
AUSTRIA--0.6%
Austria (Republic of) Unsub. Bonds, 4.15%, 3/15/37(4)                   56,210,000 EUR          72,757,156
                                                                                          ----------------
BELGIUM--1.2%
Belgium (Kingdom of) Bonds:
Series 44, 5%, 3/28/35                                                  28,185,000 EUR          39,677,481
Series 60, 4.25%, 3/28/41                                               87,160,000 EUR         108,369,011
                                                                                          ----------------
                                                                                               148,046,492
BELIZE--0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29(3,5)             6,100,000               4,544,500
                                                                                          ----------------
BRAZIL--6.1%
Brazil (Federal Republic of) Bonds:
6%, 1/17/17                                                             30,595,000              33,807,475
8%, 1/15/18                                                             12,902,222              15,031,089
8.875%, 10/14/19                                                        24,260,000              31,841,250
                                                                                          ----------------
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12                                                         262,928,000 BRR         141,668,374
9.762%, 1/1/14                                                          59,480,000 BRR          30,912,234
9.762%, 1/1/17                                                         745,675,000 BRR         373,368,768
10%, 1/1/21                                                            106,100,000 BRR          50,997,362
11.377%, 5/15/45                                                        32,095,000 BRR          32,920,504
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19                  29,810,000              32,865,525
                                                                                          ----------------
                                                                                               743,412,581
CANADA--1.9%
Canada (Government of) Nts.:
4%, 6/1/17                                                             101,525,000 CAD         102,850,628
4.25%, 6/1/18                                                           33,330,000 CAD          34,309,346
Ontario (Province of) Nts., 4.50%, 12/2/12                              92,080,000 CAD          91,638,867
                                                                                          ----------------
                                                                                               228,798,841
COLOMBIA--1.2%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(4)                 16,413,000,000 COP          10,035,029
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                                         13,360,000              15,764,800
12%, 10/22/15                                                       34,907,000,000 COP          23,679,208
                                                                                          ----------------


                    1 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                  $     18,875,000        $     22,178,125
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41                21,600,000              21,978,000
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21      24,071,000,000 COP          13,614,114
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                      9,320,000              10,857,800
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27          37,684,000,000 COP          25,639,760
                                                                                          ----------------
                                                                                               143,746,836
DENMARK--0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/17                               222,690,000 DKK          40,673,758
                                                                                          ----------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds, 7.50%, 5/6/21(4)                              10,100,000              10,453,500
                                                                                          ----------------
EGYPT--1.3%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20(4)                                                        6,750,000               6,842,813
6.875%, 4/30/40(4)                                                       7,300,000               7,154,000

Egypt (The Arab Republic of) Treasury Bills:
10.382%, 11/16/10(6)                                                    65,850,000 EGP          11,114,153
Series 91, 10.264%, 8/10/10(6)                                          33,000,000 EGP           5,736,154
Series 182, 10.221%, 7/6/10(6)                                          61,350,000 EGP          10,762,692
Series 182, 10.603%, 7/13/10(6)                                        182,450,000 EGP          31,960,941
Series 182, 10.198%, 8/3/10(6)                                          36,350,000 EGP           6,326,055
Series 182, 9.820%, 8/24/10(6)                                          62,700,000 EGP          10,856,424
Series 182, 10.380%, 12/14/10(6)                                        74,650,000 EGP          12,520,388
Series 273, 10.216%, 7/20/10(6)                                         72,050,000 EGP          12,573,332
Series 273, 10.059%, 10/5/10(6)                                        107,350,000 EGP          18,369,647
Series 364, 10.438%, 12/21/10(6)                                        32,950,000 EGP           5,511,721

Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%,
7/15/12(4)                                                             108,205,000 EGP          19,139,139
                                                                                          ----------------
                                                                                               158,867,459
GERMANY--5.0%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12                                                          82,925,000 EUR         101,229,221
3.50%, 7/4/19(2)                                                       124,810,000 EUR         165,287,323
Series 07, 4.25%, 7/4/39                                                55,060,000 EUR          79,462,374
Series 157, 2.25%, 4/10/15                                             210,825,000 EUR         267,229,247
                                                                                          ----------------
                                                                                               613,208,165
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(4)                            16,350,000              17,290,125
                                                                                          ----------------
GREECE--0.2%
Hellenic Republic Bonds, 4.30%, 3/20/12                                  7,305,000 EUR           8,202,850
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37                                                  12,255,000 EUR           7,670,315
30 yr., 4.60%, 9/20/40                                                   4,910,000 EUR           3,102,193
                                                                                          ----------------
                                                                                                18,975,358


                    2 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
HUNGARY--0.8%
Hungary (Republic of) Bonds:
Series 15/A, 8%, 2/12/15                                             6,174,000,000  HUF   $     27,108,532
Series 17/B, 6.75%, 2/24/17                                         11,695,500,000  HUF         47,864,040
Series 19/A, 6.50%, 6/24/19                                          4,959,000,000  HUF         19,594,995
                                                                                          ----------------
                                                                                                94,567,567
INDONESIA--1.5%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18(4)                                                      41,530,000              47,240,375
7.25%, 4/20/15(4)                                                       14,860,000              17,089,000
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38(4)                                                       26,915,000              32,028,850
10.375%, 5/4/14(4)                                                      10,600,000              13,091,000
11.625%, 3/4/19(4)                                                       8,400,000              12,117,000
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20(4)                                                      19,640,000              20,818,400
6.625% 2/17/37(4)                                                        2,070,000               2,194,200
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(4)                 29,980,000              38,149,550
                                                                                          ----------------
                                                                                               182,728,375
ISRAEL--1.2%
Israel (State of) Bonds:
5%, 1/31/20                                                            278,860,000  ILS         75,880,248
6%, 2/28/19                                                            261,340,000  ILS         75,806,760
                                                                                          ----------------
                                                                                               151,687,008
ITALY--4.4%
Italy (Republic of) Bonds:
4%, 9/1/20                                                              75,905,000  EUR         92,756,029
5%, 9/1/40                                                              76,095,000  EUR         93,247,269
Italy (Republic of) Treasury Bonds:
3.75%, 12/15/13                                                        237,674,000  EUR        301,235,577
5.25%, 8/1/11                                                           35,885,000  EUR         45,545,901
                                                                                          ----------------
                                                                                               532,784,776
JAPAN--17.3%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%,
6/20/29(7)                                                          36,971,000,000  JPY        439,697,109
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12(7)                                            40,578,000,000  JPY        459,315,056
5 yr., 0.50%, 12/20/14(7)                                           53,428,000,000  JPY        609,829,724
10 yr., Series 308, 1.30%, 6/20/20(7)                               52,752,000,000  JPY        608,839,760
                                                                                          ----------------
                                                                                             2,117,681,649
KOREA, REPUBLIC OF SOUTH--8.2%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
4.18%, 12/2/11                                                     194,730,000,000  KRW        161,127,914
Series 1202, 4.12%, 2/2/12                                         237,089,000,000  KRW        195,912,330
Series 1204, 3.62%, 4/2/12                                         269,115,000,000  KRW        220,341,905
Series 1206, 3.68%, 6/2/12                                         449,671,000,000  KRW        367,849,509


                    3 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%,
12/10/11                                                            65,030,000,000  KRW   $     54,223,908
                                                                                          ----------------
                                                                                               999,455,566

MALAYSIA--2.2%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%,
6/4/15(4)                                                               23,800,000              24,217,714
Malaysia (Government of) Bonds, Series 0110, 3.835%, 8/12/15            74,665,000  MYR         23,341,029
Malaysia (Government of) Sr. Unsec. Bonds:
Series 3/03, 3.702%, 2/25/13                                           275,615,000  MYR         86,316,488
Series 5/06, 3.718%, 6/15/12                                            26,665,000  MYR          8,349,131
Series 0108, 3.461%, 7/31/13                                            17,775,000  MYR          5,525,129
Series 0109, 2.509%, 8/27/12                                            35,570,000  MYR         10,866,347
Series 0309, 2.711%, 2/14/12                                           102,215,000  MYR         31,473,475
Series 0507, 3.70%, 5/15/13                                             44,445,000  MYR         13,915,232
Series 0509, 3.21%, 5/31/13                                            191,130,000  MYR         59,037,533
                                                                                          ----------------
                                                                                               263,042,078
MEXICO--3.6%
United Mexican States Bonds:
5.625%, 1/15/17                                                         32,640,000              35,985,600
Series M20, 7.50%, 6/3/27(3)                                         1,046,930,000  MXN         81,735,184
Series M10, 7.75%, 12/14/17                                          1,282,900,000  MXN        105,484,465
Series M10, 8%, 12/17/15                                               297,000,000  MXN         24,749,904
Series M10, 8.50%, 12/13/18                                            323,990,000  MXN         27,824,403
Series M20, 10%, 12/5/24                                             1,731,340,000  MXN        167,484,041
                                                                                          ----------------
                                                                                               443,263,597
NORWAY--0.1%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13                               90,295,000  NOK         15,473,866
                                                                                          ----------------
PANAMA--0.4%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                          14,290,000              16,612,125
8.875%, 9/30/27                                                          6,640,000               8,881,000
9.375%, 4/1/29                                                           6,770,000               9,410,300
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                       7,870,000               9,227,575
                                                                                          ----------------
                                                                                                44,131,000
PERU--0.3%
Peru (Republic of) Bonds, 7.35%, 7/21/25                                30,020,000              36,099,050
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16(6)                          1,426,420               1,184,784
                                                                                          ----------------
                                                                                                37,283,834
PHILIPPINES--0.3%
Philippines (Republic of the) Bonds, 8%, 1/15/16                         6,105,000               7,424,901
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%,
10/23/34                                                                30,760,000              30,950,712
                                                                                          ----------------
                                                                                                38,375,613
POLAND--0.3%
Poland (Republic of) Bonds, Series 0414, 5.75%, 4/25/14                120,220,000  PLZ         36,017,662


                    4 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
SOUTH AFRICA--2.8%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                     $     14,000,000        $     14,542,500
Series R208, 6.75%, 3/31/21                                            308,610,000  ZAR         34,374,490
Series R207, 7.25%, 1/15/20                                          1,126,260,000  ZAR        132,057,103
Series R157, 13.50%, 9/15/15                                         1,022,020,000  ZAR        163,661,689
                                                                                          ----------------
                                                                                               344,635,782

SPAIN--1.5%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17                                60,935,000  EUR         79,744,702
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18                     87,295,000  EUR        103,811,194
                                                                                          ----------------
                                                                                               183,555,896
SWEDEN--0.2%
Sweden (Kingdom of) Bonds, Series 1050, 3%, 7/12/16                    216,955,000  SEK         28,880,626
                                                                                          ----------------
THE NETHERLANDS--1.0%
Netherlands (Kingdom of the) Bonds:
2.50%, 1/15/12                                                          49,625,000  EUR         62,417,079
4%, 1/15/37                                                             47,065,000  EUR         64,189,889
                                                                                          ----------------
                                                                                               126,606,968
TURKEY--4.7%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                           24,225,000              26,647,500
7%, 9/26/16                                                             19,805,000              22,156,844
7%, 3/11/19                                                              9,650,000              10,759,750
10.622%, 8/6/14                                                        183,790,000  TRY        122,286,775
10.673%, 5/11/11(6)                                                     72,630,000  TRY         42,851,218
16%, 3/7/12(3)                                                         389,245,000  TRY        273,492,950
Series CPI, 13.909%, 8/14/13(3)                                         23,725,000  TRY         21,582,137
Turkey (Republic of) Nts., 7.50%, 7/14/17                               12,420,000              14,251,950
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19                    15,000,000              17,268,750
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40                                                          10,200,000              10,276,500
7.25%, 3/5/38                                                           10,200,000              10,990,500
                                                                                          ----------------
                                                                                               572,564,874
UKRAINE--0.2%
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17(4)               22,470,000              20,899,347
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12(4)                   8,750,000               8,750,000
                                                                                          ----------------
                                                                                                29,649,347
UNITED ARAB EMIRATES--0.1%
Dubai DOF Sukuk Ltd. Sr. Unsec. Unsub. Nts., 6.396%, 11/3/14            10,860,000              10,384,875
                                                                                          ----------------
UNITED KINGDOM--2.8%
United Kingdom Treasury Bonds:
2.25%, 3/7/14                                                           63,120,000  GBP         96,404,790
4.75%, 3/7/20                                                           90,120,000  GBP        150,169,839
4.75%, 12/7/38                                                          62,215,000  GBP        102,035,668
                                                                                          ----------------
                                                                                               348,610,297


                    5 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
URUGUAY--0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36             $     20,090,000        $     23,404,850
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25                13,000,000              14,560,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22               23,255,000              28,138,550
                                                                                          ----------------
                                                                                                66,103,400
VENEZUELA--0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                              46,130,000              28,831,250
9.25%, 9/15/27                                                          12,140,000               8,224,850
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%, 10/13/19          4,300,000               2,590,750
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                             19,660,000              10,665,550
7.65%, 4/21/25                                                          47,405,000              25,717,213
9.375%, 1/13/34                                                          5,940,000               3,712,500
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18(4)                21,165,000              18,651,656
                                                                                          ----------------
                                                                                                98,393,769
                                                                                          ----------------
Total Foreign Government Obligations (Cost $9,111,209,355)                                   9,129,750,545
LOAN PARTICIPATIONS--2.6%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine
Nts., 8.625%, 7/15/11(4)                                                19,720,000              19,453,780
Credit Suisse First Boston International, Export-Import Bank of
Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11                                    4,800,000               4,776,000
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(4)                              13,460,000              13,645,748
7.288% Sr. Sec. Nts., 8/16/37(4)                                        50,930,000              50,522,560
8.125% Nts., 7/31/14(4)                                                 10,810,000              11,823,978
8.146% Sr. Sec. Nts., 4/11/18(4)                                        18,820,000              20,631,425
8.625% Sr. Sec. Nts., 4/28/34(4)                                        11,855,000              13,648,662
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(4)                                35,350,000              40,829,250
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts.,
5/29/18(4)                                                              11,140,000              11,663,580
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13(4)         26,990,000              28,980,513
TransCapitalInvest Ltd. for OJSC AK Transneft:
5.67% Sec. Bonds, 3/5/14(4)                                              9,780,000               9,979,766
8.70% Sec. Nts., 8/7/18(4)                                               5,340,000               6,242,567
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12(4)                   8,400,000               7,911,750
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(4)                      32,440,000              35,075,750
VTB Capital SA:                                                          8,760,000               8,760,000
6.25% Sr. Nts., 6/30/35(4)
6.465% Sr. Sec. Unsub. Nts., 3/4/15(4)                                  17,600,000              17,688,000
6.875% Sr. Sec. Nts., 5/29/18(4)                                        10,790,000              11,154,163
                                                                                          ----------------
Total Loan Participations (Cost $297,006,196)                                                  312,787,492


                    6 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
CORPORATE BONDS AND NOTES--11.5%
CONSUMER DISCRETIONARY--0.1%
HOTELS, RESTAURANTS & LEISURE--0.1%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15(4)        $      7,570,000        $      7,683,550
                                                                                          ----------------
CONSUMER STAPLES--0.2%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub.
Nts., 7/24/17(3)                                                        24,030,000  BRR         12,946,911
                                                                                          ----------------
FOOD PRODUCTS--0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(4)                              10,755,000              10,378,575
                                                                                          ----------------
ENERGY--2.4%
OIL, GAS & CONSUMABLE FUELS--2.4%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(4)               11,200,000              11,144,000
Bumi Capital Pte Ltd., 12% Sr. Sec. Nts., 11/10/16(4)                    5,680,000               5,793,600
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18(4)                                                  30,360,000              34,989,900
11.75% Sr. Unsec. Nts., 1/23/15(4)                                      53,550,000              65,802,240
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20(4)                        8,400,000               8,473,920
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                         7,790,000               8,101,834
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21(4)              11,200,000              11,256,000
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub.
Nts., 6/15/38                                                           11,890,000              12,190,377
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                                   14,160,000              14,344,094
5.875% Sr. Unsec. Nts., 3/1/18                                           5,960,000               6,168,624
7.875% Sr. Unsec. Nts., 3/15/19                                         22,940,000              26,383,661
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17         5,920,000               3,182,000
Petroleos Mexicanos:
6% Sr. Unsec. Nts., 3/5/20(4)                                           14,380,000              15,170,900
8% Unsec. Unsub. Nts., 5/3/19                                           19,750,000              23,601,250
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts.,
8/14/19(4)                                                              16,160,000              18,503,200
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3,
6/15/11(4)                                                               4,726,377               4,718,002
PT Adaro Indonesia, 7.625% Nts., 10/22/19(4)                            13,700,000              13,905,500
Tengizchevroil LLP, 6.124% Nts., 11/15/14(4)                             8,271,318               8,560,814
                                                                                          ----------------
                                                                                               292,289,916
FINANCIALS--5.2%
CAPITAL MARKETS--0.0%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69(4)               5,300,000               5,909,500
                                                                                          ----------------
COMMERCIAL BANKS--3.0%
Banco BMG SA:
9.15% Nts., 1/15/16(4)                                                   9,770,000              10,405,050
9.95% Unsec. Unsub. Nts., 11/5/19(4)                                     7,900,000               8,526,865
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21(3,4)                 5,410,000               5,328,850
Banco do Brasil SA, 8.50% Jr. Sub. Perpetual Bonds(4,8)                 14,850,000              16,446,375
Banco Panamericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20(4)           10,100,000              10,807,000


                    7 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
COMMERCIAL BANKS CONTINUED
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                           94,638,000  EUR   $    119,675,130
4.50% Sr. Sec. Nts., 7/13/21                                            64,787,000  EUR         79,714,962
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(4)                                      3,275,000               3,078,500
9.25% Sr. Nts., 10/16/13(4)                                             60,130,000              63,136,500
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(4)                                       21,660,000              22,421,197
6.375% Bonds, 4/30/22(3,4)                                              22,793,000              21,040,811
Ongko International Finance Co. BV, 10.50% Sec. Nts.,
3/29/04(4,9,10)                                                            550,000                      --
Salisbury International Investments Ltd., 4.455% Sec. Nts.,
Series 2006-003, Tranche E, 7/20/11(3,4)                                 2,400,000               2,212,800
                                                                                          ----------------
                                                                                               362,794,040
CONSUMER FINANCE--0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12(9,10)                           14,000,000               3,500,000
                                                                                          ----------------
DIVERSIFIED FINANCIAL SERVICES--0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(5)             18,487,974              14,790,379
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                         19,477,000  EUR         24,644,159
Banco Invex SA, 28.469% Mtg.-Backed Certificates, Series 062U,
3/13/34(3,11)                                                           27,603,725  MXN          7,428,806
Cloverie plc, 4.789% Sec. Nts., Series 2005-93, 12/20/10(3)              3,600,000               3,461,040
JPMorgan Hipotecaria su Casita:
7.59% Sec. Nts., 8/26/35(5)                                             34,101,099  MXN          2,373,473
26.924% Mtg.-Backed Certificates, Series 06U, 9/25/35(3)                12,984,564  MXN          2,297,265
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97(4,12)           5,310,000               2,899,557
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20(4)              3,300,000               3,312,540
                                                                                          ----------------
                                                                                                61,207,219
THRIFTS & MORTGAGE FINANCE--1.7%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(5)                  4,775,000               4,560,125
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11                                     20,098,000  EUR         25,215,696
4% Sec. Mtg. Nts., Series 2, 9/27/16                                   124,715,000  EUR        157,731,625
4.375% Sec. Nts., 5/19/14                                               13,580,000  EUR         17,595,247
                                                                                          ----------------
                                                                                               205,102,693
INDUSTRIALS--0.3%
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(4)                    15,707,588              17,435,422
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20(4)                                           5,290,000               5,402,148
9.625% Sr. Unsec. Nts., 4/9/14(4)                                        5,350,000               6,259,500
                                                                                          ----------------
                                                                                                29,097,070
ROAD & RAIL--0.1%
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(4)                   9,890,400               7,961,772
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23                          51,000,000  ZAR          6,875,195
                                                                                          ----------------
                                                                                                14,836,967


                    8 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
MATERIALS--1.0%
CHEMICALS--0.2%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(4)            $     15,030,000        $     15,480,900
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20(4)                                8,400,000               8,526,000
                                                                                          ----------------
                                                                                                24,006,900
CONSTRUCTION MATERIALS--0.1%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(4)                         3,015,000               2,638,125
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(4)                     8,150,000               7,905,500
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20(4)         6,700,000               6,800,500
                                                                                          ----------------
                                                                                                17,344,125
METALS & MINING--0.6%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(4)                 5,700,000               5,842,500
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(4)                51,960,000              55,467,300
Voto-Votorantim Overseas Trading Operations, 6.625% Sr. Unsec.
Nts., 9/25/19(4)                                                         5,000,000               5,100,000
                                                                                          ----------------
                                                                                                66,409,800
PAPER & FOREST PRODUCTS--0.1%
Celulosa Arauco y Constitucion SA, 7.25% Sr. Unsec. Unsub. Nts.,
7/29/19                                                                  6,070,000               7,055,367
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20(4)                     8,400,000               7,297,500
                                                                                          ----------------
                                                                                                14,352,867
TELECOMMUNICATION SERVICES--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(4)                         16,445,000              14,718,275
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16(5)                 26,033,700  PEN          9,398,115
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19(4)                12,555,000              15,097,388
                                                                                          ----------------
                                                                                                39,213,778
WIRELESS TELECOMMUNICATION SERVICES--0.3%
America Movil SAB de CV:
6.125% Sr. Nts., 3/30/40(4)                                             11,200,000              11,775,893
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                                140,800,000  MXN         10,296,400
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20(4)      11,910,000              12,380,445
                                                                                          ----------------
                                                                                                34,452,738
UTILITIES--1.7%
ELECTRIC UTILITIES--1.4%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts.,
7/30/19(4)                                                               9,400,000              10,234,250
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts.,
7/29/19(4)                                                               8,960,000              10,136,000
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18                                       70,000,000  ZAR          9,357,299
10% Nts., Series ES23, 1/25/23                                         314,000,000  ZAR         42,358,563
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(4)                      31,120,000              34,484,694


                    9 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
ELECTRIC UTILITIES CONTINUED
Majapahit Holding BV:
7.25% Nts., 10/17/11(4)                                            $     6,870,000        $      7,247,850
7.75% Nts., 10/17/16(4)                                                 15,500,000              17,088,750
8% Sr. Unsec. Nts., 8/7/19(4)                                           11,150,000              12,320,750
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16             665,100,000  PHP         13,609,046
TGI International Ltd., 9.50% Nts., 10/3/17(4)                           9,170,000              10,258,938
                                                                                          ----------------
                                                                                               167,096,140
ENERGY TRADERS--0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(4)                               10,870,000              11,400,597
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19(4)                                   7,500,000               8,334,000
7.39% Sr. Gtd. Unsec. Nts., 12/2/24(4)                                   8,120,000               8,891,400
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts.,
1/29/15(4)                                                               8,000,000               8,476,736
                                                                                          ----------------
                                                                                                37,102,733
                                                                                          ----------------
Total Corporate Bonds and Notes (Cost $1,425,105,452)                                        1,405,725,522

                                                                        Shares
                                                                  ----------------
COMMON STOCKS--0.0%
MHP SA, GDR(4,10) (Cost $ 11,892)                                          169,861               2,208,193

                                                                      Principal
                                                                        Amount
                                                                  ----------------
STRUCTURED SECURITIES--8.5%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%,
8/19/30                                                            100,330,000,000 IDR          11,787,253
Indonesia (Republic of) Total Return Linked Bonds, 10.50%,
8/19/30                                                            134,050,000,000 IDR          15,748,842
Indonesia (Republic of) Total Return Linked Bonds, Series 22,
11%, 9/17/25                                                       100,660,000,000 IDR          12,692,154
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24      27,100,000,000 IDR           3,186,828
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24      53,310,000,000 IDR           6,268,997
Indonesia (Republic of) Total Return Linked Nts., Series 50,
10.50%, 8/19/30                                                     67,450,000,000 IDR           8,012,420
Indonesia (Republic of) Total Return Linked Nts., Series 51,
10.50%, 8/19/30                                                     69,180,000,000 IDR           8,217,928
Indonesia (Republic of) Total Return Linked Nts., Series 51,
11%, 9/17/25                                                        69,180,000,000 IDR           8,696,823
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%,
12/15/10(3,5)                                                           13,160,000 GHS           9,107,541
Ghana (Republic of) Credit Linked Bonds, Series 10, 13.95%,
12/15/10(3,5)                                                            3,790,000 GHS           2,622,916
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24            62,980,000,000 IDR           7,433,933
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19        100,100,000,000 IDR          13,471,815
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19        100,050,000,000 IDR          13,465,085
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19         51,890,000,000 IDR           6,983,541
Indonesia (Republic of) Credit Linked Nts., Series 03, 10.50%,
8/19/30                                                             66,900,000,000 IDR           7,859,735
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%,
9/17/25                                                             67,110,000,000 IDR           8,532,187


                    10 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
Indonesia (Republic of) Credit Linked Nts., Series 25, 11%,
9/17/25                                                            101,170,000,000  IDR   $     12,718,370
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%,
8/19/30                                                             67,710,000,000  IDR          7,954,898
Indonesia (Republic of) Credit Linked Nts., Series 55, 10.50%,
8/19/30                                                            101,170,000,000  IDR         12,018,036
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25      68,100,000,000  IDR          8,561,053
Indonesia (Republic of) Total Return Linked Nts., Series 53,
10.50%, 8/19/30                                                     68,100,000,000  IDR          8,089,634
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18(5)     11,920,000,000  COP          7,495,100
Colombia (Republic of) Credit Linked Nts., 13.351%,
2/26/15(5,11)                                                       10,435,000,000  COP         11,655,947
Colombia (Republic of) Credit Linked Nts., Series 01, 13.351%,
2/26/15(5,11)                                                        3,833,000,000  COP          4,281,480
Colombia (Republic of) Credit Linked Nts., Series 02, 13.351%
2/26/15(5,11)                                                        4,568,000,000  COP          5,102,479
Colombia (Republic of) Credit Linked Nts., Series II, 15%,
4/27/12(5)                                                           6,942,469,928  COP          4,282,149
Colombia (Republic of) Total Return Linked Bonds, Series B,
9.25%, 5/15/14                                                      26,560,000,000  COP         15,202,489
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(5)                                                          31,110,000,000  COP         19,188,798
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(5)                                                          12,430,000,000  COP          7,666,884
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(5)                                                          11,705,100,000  COP          7,219,762
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12(5)          289,700,000  DOP          8,204,304
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11(9,10)                     220,242,600  RUR                704
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12(3)              58,446,000  RUR          1,495,285
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%,
1/19/17                                                             85,958,000,000  VND          2,251,388
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Oreniz Total Return Linked Nts., Series 009, 9.24%,
2/24/12(3)                                                              67,500,000  RUR          1,726,922
Russian Specialized Construction & Installation Administration
Total Return Linked Nts., 5/20/10(9,10)                                 64,600,000  RUR                207
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return
Linked Nts., 9.25%, 6/27/12                                             45,150,000  RUR          1,335,549
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)               106,500,000  RUR          3,830,758
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)               155,430,000  RUR          5,590,748
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)               144,200,000  RUR          5,186,810
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico
SA de CV Credit Linked Nts., 9.09%, 1/5/11                              21,268,756  MXN          1,585,982
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico
SA de CV Credit Linked Nts., 9.65%, 1/5/11                              14,099,790  MXN          1,051,402
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25(5,6)           5,451,304               3,451,764


                    11 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25(5,6)    $      6,924,565        $      4,384,633
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25(5,6)           5,531,917               3,502,808
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25(5,6)           5,199,767               3,292,491
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%, 9/10/10(5)             16,500,000              11,211,750
Coriolanus Ltd. Sec. Credit Linked Nts., 3.138%, 4/30/25(5,6)            4,872,779               3,085,442
Coriolanus Ltd. Sec. Credit Linked Nts., 3.191%, 4/30/25(5,6)            6,067,005               3,841,626
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%,
4/26/11(3,5)                                                             8,755,000               9,378,356
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30        119,230,000,000 IDR          14,073,480
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21         38,920,000,000 IDR           5,726,886
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%,
6/22/21                                                            140,400,000,000 IDR          20,582,082
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%,
9/17/25                                                             97,410,000,000 IDR          12,319,007
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)               160,790,000 RUR           5,782,259
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)               133,110,000 RUR           4,786,843
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.935%, 9/24/14(3,5)         27,100,000 MXN           2,095,407
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.935%, 9/24/14(3,5)          5,420,000 MXN             419,081
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.935%, 9/24/14(3,5)          9,033,333 MXN             698,469
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.935%, 9/24/14(3,5)          4,516,667 MXN             349,234
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.935%, 9/24/14(3,5)          6,323,333 MXN             488,928
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.453%, 5/22/15(3,5)          2,585,931 MXN             199,947
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.453%, 5/22/15(3,5)          4,524,148 MXN             349,813
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.453%, 5/22/15(3,5)         68,213,181 MXN           5,274,331
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.453%, 5/22/15(3,5)          4,971,283 MXN             384,386
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.453%, 5/22/15(3,5)          3,611,731 MXN             279,264
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.453%, 5/22/15(3,5)          2,306,631 MXN             178,352
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.453%, 5/22/15(3,5)            424,788 MXN              32,845
Ukraine (Republic of) 5 yr. Total Return Linked Nts., 4.05%,
8/27/10                                                                  2,505,000               2,428,948
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%,
3/1/11                                                                   2,505,000               2,132,782
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%,
8/30/11                                                                  2,505,000               1,907,883
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%,
2/29/12                                                                  2,505,000               1,719,908
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%,
8/30/12                                                                  2,505,000               1,568,681
United Mexican States Credit Linked Nts., 9.52%, 1/5/11                 14,041,427 MXN           1,047,050
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12(3,5)             11,200,000               9,833,600
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts.,
14.802%, 3/29/17(4,6)                                                  129,050,000 TRY          33,733,125
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit
Linked Nts., 10.476%, 2/8/37(5,6)                                  376,977,600,000 COP          12,521,931
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.805%, 12/20/17(3,5)                                   42,470,000              34,974,045
Series 2008-01, 9.888%, 8/2/10(5,6,9,10)                                63,164,246 BRR           3,499,404
Series 2008-2A, 6.99%, 9/17/13(3,5)                                     20,588,750              20,759,637


                    12 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.190%, 1/5/16(5,6)    68,635,000,000  COP   $     23,416,073
Colombia (Republic of) Credit Linked Bonds, 10.218%,
10/31/16(5,6)                                                       90,697,000,000  COP         28,503,203
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%,
10/31/16(5,6)                                                       90,312,000,000  COP         28,382,209
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%,
9/17/25(4,7)                                                        69,180,000,000  IDR          8,696,823
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19         80,430,000,000  IDR         10,671,255
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%,
8/19/30(5)                                                          66,900,000,000  IDR          7,762,319
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%,
8/19/30(4,7)                                                        67,450,000,000  IDR          8,012,420
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%,
9/17/25(4,7)                                                        67,450,000,000  IDR          8,479,339
Indonesia (Republic of) Total Return Linked Nts., 10.50%,
8/19/30(4)                                                          68,100,000,000  IDR          8,089,634
Indonesia (Republic of) Total Return Linked Nts., Series 53,
11%, 9/17/25(4)                                                     68,100,000,000  IDR          8,561,053
JPMorgan Chase & Co., London Branch, Indonesia (Republic of)
Credit Linked Nts., 12.80%, 6/17/21                                120,620,000,000  IDR         17,676,505
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13         2,181,000,000  INR         43,427,469
Indonesia (Republic of) Credit Linked Nts., Series 04, 11.50%,
9/18/19(4)                                                         250,000,000,000  IDR         33,169,388
Indonesia (Republic of) Credit Linked Nts., Series 10, 11.50%,
9/18/19(4)                                                         150,000,000,000  IDR         19,901,633
Indonesia (Republic of) Credit Linked Nts., Series 11, 10.50%,
8/19/30(4)                                                         100,000,000,000  IDR         11,879,051
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%,
8/19/30(4)                                                         119,230,000,000  IDR         14,163,393
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%,
9/17/25(4)                                                          46,070,000,000  IDR          5,791,596
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%,
9/17/25(4)                                                          92,130,000,000  IDR         11,581,935
Indonesia (Republic of) Credit Linked Nts., Series 5, 10.50%,
8/19/30(4)                                                         146,065,000,000  IDR         17,351,136
Russian Federation Credit Linked Bonds, 10%, 9/30/11(3,4)              442,790,000  RUR         15,125,988
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%,
11/17/16(5)                                                         13,289,000,000  COP          6,733,168
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(4)                26,120,000  PEN          7,266,084
Russian Federation Total Return Linked Bonds, Series 007, Cl.
VR, 5%, 8/22/34                                                        375,247,765  RUR          5,901,016
Morgan Stanley & Co. International Ltd./Red Arrow International
Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/10/12         86,530,188  RUR          2,804,326


                    13 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                      Principal
                                                                        Amount                  Value
                                                                  ----------------        ----------------
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%,
1/5/22(4,6)                                                            173,500,000  BRR   $     10,416,632
Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17(3,5)         17,600,000              14,080,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%,
10/15/17(3,5)                                                           12,250,000               9,800,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15(5)            11,760,000               9,946,608
VimpelCom Total Return Linked Nts., 9.25%, 7/26/13(3)                  692,500,000  RUR         23,030,965
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12        16,609,412              16,464,910
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12        22,194,458              21,992,489
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked
Bonds, 12.684%, 11/24/10(5,6)                                           30,050,000  GHS         19,748,631
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%,
12/28/11(5)                                                              7,369,232  GHS          5,070,338
                                                                                          ----------------
Total Structured Securities (Cost $1,057,861,589)                                            1,033,979,203

                                             Expiration     Strike
                                                 Date        Price       Contracts
                                             ----------   ----------   -------------
OPTIONS PURCHASED--0.0%
Australian Dollar (AUD)
Call(10)                                       8/23/10    $ 0.874         52,645,000     383,919
South Korean Won (KRW)
Put(10)                                        8/23/10     12.750JPY   3,309,000,000     221,262
South Korean Won (KRW)
Put(10)                                        8/23/10     12.350JPY   3,309,000,000      45,426
South Korean Won (KRW)
Put(10)                                        8/24/10     12.400JPY   5,296,000,000     129,865
South Korean Won (KRW)
Put(10)                                       11/29/10     12.250JPY   6,765,000,000     863,093
South Korean Won (KRW)
Put(10)                                       11/29/10     12.440JPY   6,765,000,000     918,642
South Korean Won (KRW)
Put(10)                                       11/29/10     12.200JPY   7,217,000,000     672,602
South Korean Won (KRW)
Put(10)                                       11/29/10     11.955JPY   7,217,000,000     567,659
South Korean Won (KRW)
Put(10)                                       11/29/10     12.050JPY   7,217,000,000     549,346
                                                                                       ---------
Total Options Purchased (Cost $13,099,154)                                             4,351,814

                                                                       Shares
                                                                  ----------------
INVESTMENT COMPANY--1.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%(13,14)
(Cost $211,783,003)                                                    211,783,003             211,783,003


                    14 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

TOTAL INVESTMENTS, AT VALUE (COST $12,147,276,200)                            99.1%         12,131,785,331
Other Assets Net of Liabilities                                                0.9             116,157,516
                                                                             -----        ----------------
Net Assets                                                                   100.0%       $ 12,247,942,847
                                                                             =====        ================

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD Australian Dollar
BRR Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
DKK Danish Krone
DOP Dominican Republic Peso
EGP Egyptian Pound
EUR Euro
GBP British Pound Sterling
GHS Ghana Cedi
HUF Hungarian Forint
IDR Indonesia Rupiah
ILS Israeli Shekel
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Nuevo Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
PEN Peruvian New Sol
PHP Philippines Peso
PLZ Polish Zloty
RUR Russian Ruble
SEK Swedish Krona
TRY New Turkish Lira
VND Vietnam Dong
ZAR South African Rand

(1.) All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $4,489,955. See accompanying Notes.

(2.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $56,818,625. See accompanying Notes.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,668,226,648 or 13.62% of the Fund's net assets as of June 30, 2010.


                    15 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

(5.) Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $410,424,045, which represents 3.35% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                  Unrealized
                                                                  Acquisition                                    Appreciation
Security                                                             Date             Cost           Value      (Depreciation)
--------                                                       ----------------   ------------   ------------   --------------
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26       2/22/06-10/20/09   $ 16,015,125   $ 14,790,379    $ (1,224,746)
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16           4/20/06-10/15/09      4,366,227      4,560,125         193,898
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29           1/4/10-3/3/10      3,694,741      4,544,500         849,759
Citigroup Funding, Inc., Ghana (Republic of) Credit
Linked Bonds, Series 1, 13.95%, 12/15/10                                2/11/10      9,156,044      9,107,541         (48,503)
Citigroup Funding, Inc., Ghana (Republic of) Credit
Linked Bonds, Series 10, 13.95%, 12/15/10                               1/27/10      2,631,641      2,622,916          (8,725)
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Bonds, 11.25%, 10/25/18                     12/9/08      5,022,122      7,495,100       2,472,978
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., 13.351%, 2/26/15                      7/18/08      9,402,019     11,655,947       2,253,928
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., Series 01, 13.351%,
2/26/15                                                                 7/31/08      3,494,778      4,281,480         786,702
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., Series 02, 13.351%
2/26/15                                                                  8/8/08      4,202,083      5,102,479         900,396
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Credit Linked Nts., Series II, 15%,
4/27/12                                                                  1/6/05      3,109,280      4,282,149       1,172,869
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12                   9/20/04     12,609,342     19,188,798       6,579,456
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12                   1/21/05      5,223,260      7,219,762       1,996,502
Citigroup Global Markets Holdings, Inc., Colombia
(Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12                  12/16/04      5,537,482      7,666,884       2,129,402
Citigroup Global Markets Holdings, Inc., Dominican
Republic Unsec. Credit Linked Nts., 15%, 3/12/12                         3/7/07      8,695,818      8,204,304        (491,514)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.103%, 4/30/25                                                  5/18/10      3,455,515      3,451,764          (3,751)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.242%, 4/30/25                                                  9/25/09      4,324,966      4,384,633          59,667
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.269%, 4/30/25                                                  8/18/09      3,446,170      3,502,808          56,638
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 3.346%, 4/30/25                                                  4/16/09      3,215,184      3,292,491          77,307
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Nts., 10.62%, 9/10/10                                            8/2/07-2/24/09     16,300,000     11,211,750      (5,088,250)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Nts., 3.138%, 4/30/25                                                   3/30/10      3,076,426      3,085,442           9,016
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Nts., 3.191%, 4/30/25                                                  12/17/09      3,809,281      3,841,626          32,345
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Nts., Series 113, 9%, 4/26/11                                           12/8/08      8,703,215      9,378,356         675,141
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1A, 7.935%, 9/24/14                                                12/27/07      2,490,580      2,095,407        (395,173)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1B, 7.935%, 9/24/14                                                 6/12/08        522,536        419,081        (103,455)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1C, 7.935%, 9/24/14                                                 8/12/08        888,889        698,469        (190,420)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1D, 7.935%, 9/24/14                                                  8/6/09        346,616        349,234           2,618
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1E, 7.935%, 9/24/14                                                 9/10/09        472,684        488,928          16,244
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2A, 8.453%, 5/22/15                                                 5/21/08        249,324        199,947         (49,377)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2B, 8.453%, 5/22/15                                                 6/12/08        436,168        349,813         (86,355)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2C, 8.453%, 5/22/15                                                 6/18/08      6,617,724      5,274,331      (1,343,393)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2D, 8.453%, 5/22/15                                                  7/8/08        481,935        384,386         (97,549)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2E, 8.453%, 5/22/15                                                 7/15/08        350,722        279,264         (71,458)


                    16 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F,
8.453%, 5/22/15                                                         8/08/08   $    227,066   $    178,352    $    (48,714)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G,
8.453%, 5/22/15                                                         8/22/08         41,897         32,845          (9,052)
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12          9/17/07-2/24/09     10,865,231      9,833,600      (1,031,631)
Goldman Sachs Capital Markets LP, Colombia (Republic of)
Credit Linked Nts., 10.476%, 2/8/37                                     1/18/07     27,960,792     12,521,931     (15,438,861)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.805%,
12/20/17                                                               12/13/07     42,470,000     34,974,045      (7,495,955)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%,
8/2/10                                                         4/18/08-10/01/08     31,666,704      3,499,404     (28,167,300)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.99%,
9/17/13                                                        10/23/08-2/26/09     20,797,106     20,759,637         (37,469)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked
Bonds, 10.190%, 1/5/16                                                  12/6/05     11,167,708     23,416,073      12,248,365
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked
Bonds, 10.218%, 10/31/16                                               10/16/06     14,183,697     28,503,203      14,319,506
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked
Bonds, Series A, 10.218%, 10/31/16                                     10/18/06     14,200,189     28,382,209      14,182,020
JPMorgan Chase & Co., Indonesia (Republic of) Credit Linked
Nts., Series 04, 10.50%, 8/19/30                                         5/6/10      7,315,997      7,762,319         446,322
JPMorgan Hipotecaria su Casita, 7.59% Sec. Nts., 8/26/35                3/21/07      3,092,229      2,373,473        (718,756)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts.,
10%, 11/17/16                                                          10/20/06      5,679,060      6,733,168       1,054,108
Morgan Stanley Capital Services, Inc., Ukraine (Republic of)
Credit Linked Nts., 2.256%, 10/15/17                                    11/2/07     17,600,000     14,080,000      (3,520,000)
Morgan Stanley Capital Services, Inc., Ukraine (Republic of)
Credit Linked Nts., Series 2, 3.126%, 10/15/17                           2/4/08     12,250,000      9,800,000      (2,450,000)
Morgan Stanley Capital Services, Inc., United Mexican States
Credit Linked Nts., 5.64%, 11/20/15                                     11/3/05     11,760,000      9,946,608      (1,813,392)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked
Bonds, 12.684%, 11/24/10                                                5/27/10     20,008,090     19,748,631       (259,459)
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16                    10/3/05      7,764,301      9,398,115       1,633,814
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%,
12/28/11                                                               12/22/06      8,066,290      5,070,338      (2,995,952)
                                                                                  ------------   ------------    ------------
                                                                                  $419,464,254   $410,424,045    $ (9,040,209)
                                                                                  ============   ============    ============

(6.) Zero coupon bond reflects effective yield on the date of purchase.

(7.) When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See Note accompanying Notes.

(8.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(9.) Issue is in default. See accompanying Notes.

(10.) Non-income producing security.

(11.) Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(12.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(13.) Rate shown is the 7-day yield as of June 30, 2010.

(14.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES              GROSS           GROSS         SHARES
                                                     SEPTEMBER 30, 2009     ADDITIONS       REDUCTIONS    JUNE 30, 2010
                                                     ------------------   -------------   -------------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E       240,101,093      5,440,152,535   5,468,470,625    211,783,003

                                                         VALUE       INCOME
                                                     ------------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $211,783,003   $402,028


                    17 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of June 30, 2010 based on valuation input level:

                                                                             LEVEL 3--
                                          LEVEL 1--         LEVEL 2--       SIGNIFICANT
                                          UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                        QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                        -------------   -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations             $         --     $    31,199,559     $       --    $    31,199,559
Foreign Government Obligations                    --       9,128,565,761      1,184,784      9,129,750,545
Loan Participations                               --         312,787,492             --        312,787,492
Corporate Bonds and Notes                         --       1,405,725,522             --      1,405,725,522
Common Stocks                              2,208,193                  --             --          2,208,193
Structured Securities                             --       1,033,979,203             --      1,033,979,203
Options Purchased                                 --           4,351,814             --          4,351,814
Investment Company                       211,783,003                  --             --        211,783,003
                                        ------------     ---------------     ----------    ---------------
Total Investments, at Value              213,991,196      11,916,609,351      1,184,784     12,131,785,331
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                       --          34,329,191             --         34,329,191
Depreciated swaps, at value                       --           1,543,034             --          1,543,034
Futures margins                            2,592,573                  --             --          2,592,573
Foreign currency exchange contracts               --          48,310,272             --         48,310,272
                                        ------------     ---------------     ----------    ---------------
Total Assets                            $216,583,769     $12,000,791,848     $1,184,784    $12,218,560,401
                                        ------------     ---------------     ----------    ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value             $         --     $   (15,957,763)    $       --    $   (15,957,763)
Appreciated options written, at value             --          (4,559,007)            --         (4,559,007)
Depreciated options written, at value             --          (6,489,976)            --         (6,489,976)
Unfunded purchase agreements                      --             (22,486)            --            (22,486)
Futures margins                             (120,475)                 --             --           (120,475)
Foreign currency exchange contracts               --         (36,021,700)            --        (36,021,700)
                                        ------------     ---------------     ----------    ---------------
Total Liabilities                       $   (120,475)    $   (63,050,932)    $       --    $   (63,171,407)
                                        ------------     ---------------     ----------    ---------------


                    18 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Currency contracts, forwards, and unfunded agreements if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings             Value        Percent
-------------------        ---------------   -------
Japan                      $ 2,117,681,649     17.5%
Korea, Republic of South       999,455,566      8.2
Brazil                         962,860,020      7.9
Indonesia                      673,750,028      5.6
Germany                        613,208,165      5.1
Turkey                         606,297,999      5.0
Mexico                         593,022,010      4.9
United Kingdom                 548,000,389      4.5
Italy                          532,784,776      4.4
United States                  468,169,289      3.9
Russia                         404,671,433      3.3
South Africa                   403,226,839      3.3
Colombia                       345,793,446      2.9
Malaysia                       263,042,078      2.2
Canada                         228,798,841      1.9
Kazakhstan                     187,541,874      1.5
Israel                         186,171,702      1.5
Spain                          183,555,896      1.5
Egypt                          163,585,461      1.4
Ukraine                        154,575,080      1.3
Belgium                        148,046,492      1.2
India                          142,356,777      1.2
Argentina                      137,506,034      1.1
The Netherlands                126,606,968      1.0
Philippines                    107,083,661      0.9
Peru                           104,180,569      0.9
Venezuela                      101,575,769      0.8
Hungary                         94,567,567      0.8
Austria                         72,757,156      0.6
Uruguay                         66,103,400      0.5
Ghana                           53,839,551      0.4
Panama                          52,092,772      0.4
Australia                       41,791,359      0.3
Denmark                         40,673,758      0.3
Poland                          36,017,662      0.3
Dominican Republic              33,448,183      0.3
Sweden                          28,880,626      0.2
Supranational                   19,475,335      0.2
Greece                          18,975,358      0.2
Trinidad & Tobago               18,503,200      0.2


                    19 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Chile                           18,455,964      0.2
Norway                          15,473,866      0.1
United Arab Emirates            10,384,875      0.1
Belize                           4,544,500       --
Vietnam                          2,251,388       --
                           ---------------    -----
Total                      $12,131,785,331    100.0%
                           ===============    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                                                 CONTRACT
                                                  AMOUNT            EXPIRATION                     UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL     (000'S)               DATE            VALUE      APPRECIATION   DEPRECIATION
---------------------------------   --------   -----------       ---------------   ------------   ------------   ------------
BANC OF AMERICA:
Argentine Peso (ARP)                   Buy         236,400 ARP           7/16/10   $ 59,869,467    $   157,418    $        --
Chinese Renminbi (Yuan) (CNY)          Buy         446,400 CNY            6/7/11     66,724,169        776,466             --
Euro (EUR)                            Sell           6,600 EUR            7/6/10      8,071,065        524,181             --
Hong Kong Dollar (HKD)                Sell         470,900 HKD           7/19/10     60,478,770             --         27,924
Indian Rupee (INR)                     Buy       6,006,000 INR            9/3/10    128,317,535             --         15,798
Indonesia Rupiah (IDR)                 Buy     160,960,000 IDR           7/26/10     17,677,593        370,066             --
Japanese Yen (JPY)                     Buy      25,768,408 JPY            7/6/10    291,476,669             --         11,269
Japanese Yen (JPY)                    Sell      23,418,397 JPY            7/6/10    264,894,766         10,241             --
Kazakhstan Tenge (KZT)                 Buy       1,840,700 KZT   2/28/11-3/10/11     12,389,978             --        161,680
Malaysian Ringgit (MYR)                Buy         116,630 MYR            9/1/10     35,919,594        211,431             --
New Taiwan Dollar (TWD)               Sell       1,960,000 TWD           7/15/10     61,030,211             --        358,489
South Korean Won (KRW)                 Buy      82,995,000 KRW           9/29/10     67,722,094        301,298             --
South Korean Won (KRW)                Sell     142,188,000 KRW            8/2/10    116,224,613      1,940,433             --
                                                                                                   -----------    -----------
                                                                                                     4,291,534        575,160
                                                                                                   -----------    -----------
BANC OF AMERICA EM
Indian Rupee (INR)                     Buy         779,700 INR            9/3/10     16,658,206        174,062             --
                                                                                                   -----------    -----------
BANK PARIBAS ASIA -- FGN:
Euro (EUR)                            Sell           3,850 EUR          11/10/10      4,711,562        174,781             --
South African Rand (ZAR)               Buy         465,700 ZAR           7/15/10     60,513,969        566,746             --
                                                                                                   -----------    -----------
                                                                                                       741,527             --
                                                                                                   -----------    -----------
BARCLAY'S CAPITAL:
Euro (EUR)                             Buy          17,800 EUR           8/16/10     21,772,085         88,941        157,054
Euro (EUR)                            Sell         152,720 EUR  7/12/10-11/10/10    186,840,834      2,267,701        319,499
Japanese Yen (JPY)                     Buy       1,668,000 JPY           7/28/10     18,874,126        195,514             --
New Turkish Lira (TRY)                Sell           9,530 TRY           7/12/10     $6,006,706        168,374             --
                                                                                                   -----------    -----------
                                                                                                     2,720,530        476,553
                                                                                                   -----------    -----------
BARCLAY'S CAPITAL EM
Indonesia Rupiah (IDR)                Sell     157,090,000 IDR           7/12/10     17,293,881             --        172,355
                                                                                                   -----------    -----------
CITIGROUP:
British Pound Sterling (GBP)           Buy         108,542 GBP            7/2/10    162,172,971             --      1,324,400
British Pound Sterling (GBP)          Sell          89,308 GBP            7/2/10    133,434,462      1,089,705             --
Chinese Renminbi (Yuan) (CNY)         Sell         412,900 CNY           7/19/10     60,884,858             --        306,806
Colombian Peso (COP)                   Buy      77,449,000 COP            7/7/10     40,770,160        453,138             --
Colombian Peso (COP)                  Sell      77,449,000 COP            9/1/10     40,687,677             --        454,431
Euro (EUR)                             Buy          59,390 EUR           7/28/10     72,635,168             --        547,565


                    20 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Euro (EUR)                            Sell          82,200 EUR          11/10/10    100,594,900        661,255             --
Mexican Nuevo Peso (MXN)               Buy       2,748,925 MXN           7/20/10    212,113,499             --      4,875,489
New Zealand Dollar (NZD)               Buy          18,350 NZD           8/16/10     12,542,426             --        408,270
New Zealand Dollar (NZD)              Sell          12,190 NZD           8/16/10      8,331,999        340,451             --
Polish Zloty (PLZ)                     Buy             410 PLZ           8/16/10        120,465             --          1,683
Singapore Dollar (SGD)                 Buy          24,970 SGD          11/10/10     17,855,008             --         84,451
Swedish Krona (SEK)                    Buy         205,900 SEK           8/16/10     26,405,939        220,027        169,291
Swedish Krona (SEK)                   Sell         538,100 SEK   7/12/10-8/16/10     69,010,142      1,708,913             --
                                                                                                   -----------    -----------
                                                                                                     4,473,489      8,172,386
                                                                                                   -----------    -----------
CITIGROUP EM :
Colombian Peso (COP)                  Sell      77,449,000 COP            7/7/10     40,770,160             --      2,168,847
Ghanaian Cedi (GHS)                    Buy          18,646 GHS            7/9/10     12,895,730             --         25,961
Indonesia Rupiah (IDR)                Sell      20,400,000 IDR           7/12/10      2,245,816             --         30,832
Mexican Nuevo Peso (MXN)               Buy          77,015 MXN           7/20/10      5,942,658        138,091             --
Peruvian New Sol (PEN)                Sell          76,480 PEN           7/14/10     27,058,841             --        169,064
                                                                                                   -----------    -----------
                                                                                                       138,091      2,394,704
                                                                                                   -----------    -----------
CREDIT SUISSE:
Euro (EUR)                             Buy          10,000 EUR            7/1/10     12,228,527             --         41,473
Euro (EUR)                            Sell          10,000 EUR            7/1/10     12,228,527             --         60,527
Hungarian Forint (HUF)                Sell       5,690,000 HUF           7/12/10     24,341,473         98,533             --
Japanese Yen (JPY)                    Sell       5,522,000 JPY           7/12/10     62,467,592             --      2,031,140
New Turkish Lira (TRY)                 Buy         134,740 TRY    7/12/10-9/1/10     84,431,896          2,990        316,159
Norwegian Krone (NOK)                  Buy         114,200 NOK           8/16/10     17,505,143             --        471,380
Norwegian Krone (NOK)                 Sell          51,300 NOK           8/16/10      7,863,519        114,042             --
Russian Ruble (RUR)                    Buy         614,995 RUR           10/7/10     19,527,538         73,003        213,436
South African Rand (ZAR)               Buy         144,330 ZAR            9/1/10   $ 18,597,545             --        106,046
South African Rand (ZAR)              Sell         147,040 ZAR            7/1/10     19,158,306         97,104             --
Swedish Krona (SEK)                    Buy         477,500 SEK           7/12/10     61,238,409             --        519,606
Swiss Franc (CHF)                      Buy          20,700 CHF           8/16/10     19,220,587        857,208             --
Swiss Franc (CHF)                     Sell          13,540 CHF           8/16/10     12,572,307             --        314,893
                                                                                                   -----------    -----------
                                                                                                     1,242,880      4,074,660
                                                                                                   -----------    -----------
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)                Buy          38,385 AUD   7/28/10-8/16/10     32,134,598             --      1,203,625
Australian Dollar (AUD)               Sell              60 AUD           8/16/10         50,220            331             --
British Pound Sterling (GBP)           Buy           8,270 GBP           7/28/10     12,356,021             --         32,274
Canadian Dollar (CAD)                  Buy          35,590 CAD   7/28/10-8/16/10     33,423,529             --      1,151,449
Canadian Dollar (CAD)                 Sell           9,090 CAD           8/16/10      8,536,307        247,652             --
Japanese Yen (JPY)                     Buy       3,577,000 JPY          11/10/10     40,559,188      1,986,288             --
Kazakhstan Tenge (KZT)                 Buy         918,400 KZT           2/28/11      6,182,319             --         86,623
Russian Ruble (RUR)                    Buy         575,700 RUR           10/7/10     18,279,830             --        691,994
South Korean Won (KRW)                Sell     170,000,000 KRW           7/26/10    138,992,000      9,921,805             --
Swiss Franc (CHF)                      Buy           3,398 CHF           7/28/10      3,153,938         72,969             --
Thailand Baht (THB)                    Buy          44,880 THB           8/24/10      1,385,203         11,676             --
                                                                                                   -----------    -----------
                                                                                                    12,240,721      3,165,965
                                                                                                   -----------    -----------
DEUTSCHE BANK EM :


                    21 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Indonesia Rupiah (IDR)                 Buy     277,750,000 IDR           7/12/10     30,577,220        631,128             --
Kazakhstan Tenge (KZT)                Sell         210,000 KZT           2/28/11      1,413,640            501             --
Russian Ruble (RUR)                   Sell           5,900 RUR           10/7/10        187,339             --          2,704
South Korean Won (KRW)                 Buy     101,080,000 KRW           7/26/10     82,643,008             --      6,304,546
South Korean Won (KRW)                Sell      90,180,000 KRW           8/18/10     73,673,092        524,703             --
Thailand Baht (THB)                   Sell          44,880 THB           8/24/10      1,385,203             --          1,086
                                                                                                   -----------    -----------
                                                                                                     1,156,332      6,308,336
                                                                                                   -----------    -----------
GOLDMAN SACHS EM
Brazilian Real (BRR)                   Buy         159,105 BRR            8/3/10     87,501,794             --      1,057,150
HSBC EM
Israeli Shekel (ILS)                  Sell         153,620 ILS           8/31/10     39,506,101        277,913             --
JP MORGAN CHASE:
Euro (EUR)                             Buy         140,285 EUR          11/10/10    171,678,292      3,294,346             --
Euro (EUR)                            Sell         190,100 EUR           7/12/10    232,477,940      4,646,326        938,380
Japanese Yen (JPY)                    Sell      10,675,000 JPY   8/2/10-11/10/10    120,882,768             --      3,259,943
                                                                                                   -----------    -----------
                                                                                                     7,940,672      4,198,323
                                                                                                   -----------    -----------
JP MORGAN EM :
Chinese Renminbi (Yuan) (CNY)          Buy         561,040 CNY    6/7/11-6/20/11   $ 83,870,953        968,137             --
Indonesia Rupiah (IDR)                 Buy     489,035,361 IDR    7/7/10-7/26/10     53,791,947        885,067             --
Peruvian New Sol (PEN)                 Buy          28,190 PEN           7/14/10      9,973,702         51,139             --
South Korean Won (KRW)                Sell     632,269,000 KRW   7/19/10-9/29/10    516,397,808      6,339,517             --
                                                                                                   -----------    -----------
                                                                                                     8,243,860             --
                                                                                                   -----------    -----------
MORGAN STANLEY & CO., INC.
Kazakhstan Tenge (KZT)                 Buy         917,400 KZT           2/28/11      6,175,587             --         92,947
                                                                                                   -----------    -----------
NOMURA SECURITIES:
British Pound Sterling (GBP)          Sell          11,280 GBP           8/16/10     16,853,034         71,095        109,698
Euro (EUR)                             Buy           7,070 EUR           8/16/10      8,647,676             --        112,266
Japanese Yen (JPY)                     Buy          23,000 JPY           8/16/10        260,339          9,247             --
Japanese Yen (JPY)                    Sell       1,510,000 JPY           8/16/10     17,091,796             --        527,134
                                                                                                   -----------    -----------
                                                                                                        80,342        749,098
                                                                                                   -----------    -----------
RBS GREENWICH CAPITAL:
Australian Dollar (AUD)                Buy          71,075 AUD           7/12/10     59,739,935             --        199,745
Euro (EUR)                             Buy          10,010 EUR            7/2/10     12,240,755             --         51,525
Euro (EUR)                            Sell          10,010 EUR            7/2/10     12,240,755         32,506             --
Hungarian Forint (HUF)                Sell      11,258,000 HUF           7/12/10     48,161,037      2,544,715        385,123
Polish Zloty (PLZ)                     Buy         617,375 PLZ            9/1/10    181,205,894      1,339,037             --
Swiss Franc (CHF)                      Buy          30,260 CHF          11/10/10     28,156,167        672,061             --
Swiss Franc (CHF)                     Sell          69,030 CHF           7/12/10     64,056,051             --      3,875,064
                                                                                                   -----------    -----------
                                                                                                     4,588,319      4,511,457
                                                                                                   -----------    -----------
STANDARD NY EM
South African Rand (ZAR)               Buy         147,040 ZAR            7/1/10     19,158,306             --         72,606
                                                                                                   -----------    -----------
Total unrealized appreciation and
depreciation                                                                                       $48,310,272    $36,021,700
                                                                                                   ===========    ===========


                    22 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

FUTURES CONTRACTS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                                                          NUMBER OF   EXPIRATION                   UNREALIZED
CONTRACT DESCRIPTION                           BUY/SELL   CONTRACTS      DATE          VALUE      APPRECIATION
--------------------                           --------   ---------   ----------   ------------   ------------
Euro-Bundesobligation                               Buy       2,463       9/8/10   $389,707,946    $ 3,659,897
Japan (Government of) Bonds, 10 yr.                 Buy         220       9/9/10    352,487,700      2,624,616
New Financial Times Stock Exchange 100 Index       Sell         970      9/17/10     70,731,884      4,386,560
NIKKEI 225 Index                                   Sell         760       9/9/10     80,456,936        837,304
U.S. Treasury Nts., 10 yr.                          Buy       1,744      9/21/10    213,721,750      1,241,385
                                                                                                   -----------
                                                                                                   $12,749,762
                                                                                                   ===========

WRITTEN OPTIONS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                                                                                                      UNREALIZED
                                 NUMBER OF    EXERCISE      EXPIRATION    PREMIUMS                   APPRECIATION/
DESCRIPTION              TYPE    CONTRACTS      PRICE          DATE       RECEIVED       VALUE      (DEPRECIATION)
-----------              ----  -------------  --------      ----------  -----------  ------------   --------------
Australian Dollar (AUD)  Put      52,645,000   $ 0.734        8/23/10   $   580,810  $   (163,142)    $  417,668
Euro (EUR)               Put      10,020,000     1.227         7/1/10        86,308       (50,233)        36,075
Euro (EUR)               Put       9,980,000     1.230         7/2/10        88,347       (94,367)       (6,020)
Euro (EUR)               Put      10,090,000     1.220         7/6/10        88,471       (42,454)        46,017
Euro (EUR)               Call     10,020,000     1.227         7/1/10        86,922       (28,374)        58,548
Euro (EUR)               Call      9,980,000     1.230         7/2/10        88,347       (26,691)        61,656
Euro (EUR)               Call     10,090,000     1.220         7/6/10        88,471      (127,477)       (39,006)
South Korean Won (KRW)   Call  3,309,000,000    15.250 JPY    8/23/10       875,047      (430,724)       444,323
South Korean Won (KRW)   Call  3,309,000,000    16.000 JPY    8/23/10       740,848      (367,873)       372,975
South Korean Won (KRW)   Call  7,217,000,000    16.150 JPY   11/29/10     1,587,113    (2,017,805)      (430,692)
South Korean Won (KRW)   Call  7,217,000,000    16.321 JPY   11/29/10     1,900,568    (2,126,408)      (225,840)
South Korean Won (KRW)   Call  7,217,000,000    16.000 JPY   11/29/10     1,587,113    (2,123,919)      (536,806)
South Korean Won (KRW)   Call  6,765,000,000    17.090 JPY   11/29/10     2,053,043    (1,388,041)       665,002
South Korean Won (KRW)   Call  6,765,000,000    17.450 JPY   11/29/10     2,045,604    (1,398,667)       646,937
South Korean Won (KRW)   Call  5,296,000,000    15.550 JPY    8/24/10     1,198,111      (662,808)       535,303
                                                                        -----------  ------------     ----------
                                                                        $13,095,123  $(11,048,983)    $2,046,140
                                                                        ===========  ============     ==========

CREDIT DEFAULT SWAP CONTRACTS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                                                             PAY/                      UPFRONT
                                        BUY/SELL  NOTIONAL RECEIVE                     PAYMENT                  UNREALIZED
REFERENCE ENTITY/                        CREDIT    AMOUNT   FIXED     TERMINATION     RECEIVED/                APPRECIATION
SWAP COUNTERPARTY                      PROTECTION  (000'S)   RATE         DATE          (PAID)       VALUE    (DEPRECIATION)
-----------------                      ---------- -------- ------- ----------------- -----------  ----------  --------------
BOLIVARIAN REPUBLIC OF VENEZUELA
Credit Suisse International                  Buy   $ 5,940  5.00%            9/20/15 $(1,556,775) $1,543,034    $ (13,741)
                                                   -------                           -----------  ----------    ---------
                                           Total     5,940                            (1,556,775)  1,543,034      (13,741)
                                                   -------                           -----------  ----------    ---------
DEVELOPMENT BANK OF KAZAKHSTAN JSC
Credit Suisse International                 Sell     7,670  3.75             2/20/13          --      62,388       62,388
                                                   -------                           -----------  ----------    ---------
                                           Total     7,670                                    --      62,388       62,388
                                                   -------                           -----------  ----------    ---------
GOVERNMENT OF HUNGARY
Credit Suisse International                 Sell    15,200  2.70             9/20/10          --      92,416       92,416
                                                   -------                           -----------  ----------    ---------
                                           Total    15,200                                    --      92,416       92,416
                                                   -------                           -----------  ----------    ---------


                    23 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

ISLAMIC REPUBLIC OF PAKISTAN
Citibank NA, New York                       Sell     3,010  5.10             3/20/13          --    (159,752)    (159,752)
                                                   -------                           -----------  ----------    ---------
                                           Total     3,010                                    --    (159,752)    (159,752)
                                                   -------                           -----------  ----------    ---------
ISTANBUL BOND CO. SA FOR FINANSBANK AS
Morgan Stanley Capital Services, Inc.       Sell    10,410  1.30             3/24/13          --    (710,244)    (710,244)
                                                   -------                           -----------  ----------    ---------
                                           Total    10,410                                    --    (710,244)    (710,244)
                                                                                     -----------  ----------    ---------
                                                                    Grand Total Buys  (1,556,775)  1,543,034      (13,741)
                                                                   Grand Total Sells          --    (715,192)    (715,192)
                                                                                     -----------  ----------    ---------
                                                                        Total Credit
                                                                       Default Swaps $(1,556,775) $  827,842    $(728,933)
                                                                                     ===========  ==========    =========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                            TOTAL MAXIMUM POTENTIAL
                                                              PAYMENTS FOR SELLING
                                                               CREDIT PROTECTION                            REFERENCE ASSET
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD PROTECTION        (UNDISCOUNTED)       AMOUNT RECOVERABLE*    RATING RANGE**
---------------------------------------------------------   -----------------------   -------------------   ---------------
Investment Grade Sovereign Debt                                   $33,280,000                $--                  BBB-
Non-Investment Grade Sovereign Debt                                 3,010,000                 --                   B-
                                                                  -----------                ---
Total                                                             $36,290,000                $--
                                                                  ===========                ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                              NOTIONAL
INTEREST RATE/                 AMOUNT         PAID BY  RECEIVED BY  TERMINATION
SWAP COUNTERPARTY             (000'S)        THE FUND    THE FUND       DATE        VALUE
-----------------            ---------       --------  -----------  -----------  -----------
BZDI:
Banco Santander SA, Inc.        96,790  BRR      BZDI    12.320%       1/2/17    $   610,769
Credit Suisse International     98,450  BRR      BZDI    11.480        1/2/12        (24,749)
Goldman Sachs Group, Inc.
(The)                           38,900  BRR      BZDI    12.800        1/2/17        963,707
Goldman Sachs Group, Inc.
(The)                          120,000  BRR      BZDI    11.720        1/2/12      1,380,100
Goldman Sachs Group, Inc.
(The)                           53,700  BRR      BZDI    12.920        1/2/14      1,738,006
Goldman Sachs Group, Inc.
(The)                           26,730  BRR      BZDI    12.870        1/2/14        840,048
Goldman Sachs Group, Inc.
(The)                          273,070  BRR      BZDI    11.460        1/2/12        (68,428)
Goldman Sachs Group, Inc.
(The)                           99,100  BRR      BZDI    12.260        1/2/15      1,627,436
Goldman Sachs Group, Inc.
(The)                           45,260  BRR      BZDI    12.290        1/2/15        743,267
JPMorgan Chase Bank NA          56,300  BRR      BZDI    13.900        1/2/17      2,387,619
Morgan Stanley                 279,530  BRR      BZDI    12.300        1/2/17      1,792,554
Morgan Stanley                 237,030  BRR      BZDI    11.490        1/2/12        (59,681)
                             ---------                                           -----------
Total                        1,424,860  BRR                                       11,930,648
                             ---------                                           -----------


                    24 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

SIX-MONTH AUD BBR BBSW
                                                           Six-Month AUD
Westpac Banking Corp.            133,360  AUD       6.215%      BBR BBSW        11/4/19  (5,505,121)
                              ----------                                                -----------
SIX-MONTH HUF BUBOR REUTERS:
                                                 Six-Month
                                                 HUF BUBOR
Barclays Bank plc              5,136,000  HUF      Reuters         7.820        9/19/13   2,174,707
                                                 Six-Month
                                                 HUF BUBOR
Barclays Bank plc              8,149,000  HUF      Reuters         5.720        6/11/12     248,837
                                                 Six-Month
                                                 HUF BUBOR
Citibank NA                    4,222,000  HUF      Reuters         5.800         6/8/12     137,767
                                                 Six-Month
                                                 HUF BUBOR
JPMorgan Chase Bank NA         8,018,000  HUF      Reuters         5.720        6/10/12     244,837
                                                 Six-Month
                                                 HUF BUBOR
JPMorgan Chase Bank NA         2,411,000  HUF      Reuters         7.890        9/12/13   1,055,105
                                                 Six-Month
                                                 HUF BUBOR
JPMorgan Chase Bank NA         5,319,000  HUF      Reuters         8.480         6/6/13   2,202,543
                                                 Six-Month
                                                 HUF BUBOR
JPMorgan Chase Bank NA         2,855,000  HUF      Reuters         7.880        8/12/13   1,033,807
                              ----------                                                -----------
Total                         36,110,000  HUF                                             7,097,603
                              ----------                                                -----------
SIX-MONTH JPY BBA LIBOR:
                                                           Six-Month JPY
Citibank NA                    3,596,000  JPY       1.391      BBA LIBOR        10/6/19    (195,813)
                                                           Six-Month JPY
JPMorgan Chase Bank NA         3,645,400  JPY       1.484      BBA LIBOR         8/7/19    (655,956)
                                                           Six-Month JPY
JPMorgan Chase Bank NA         3,644,000  JPY       1.563      BBA LIBOR        11/9/19    (779,921)
                              ----------                                                -----------
Total                         10,885,400  JPY                                            (1,631,690)
                              ----------                                                -----------
THREE-MONTH CAD BA CDOR
                                               Three-Month
                                                    CAD BA
JPMorgan Chase Bank NA           128,960  CAD         CDOR         3.820         1/4/20   5,193,046
                              ----------                                                -----------
THREE-MONTH USD BBA LIBOR
                                               Three-Month
Goldman Sachs Group, Inc.                          USD BBA
(The)                            120,000             LIBOR         3.600        11/3/19   7,260,142
                                                                                        -----------
                                                                         Total Interest
                                                                             Rate Swaps $24,344,628
                                                                                        ===========


                    25 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD Australian Dollar
BRR Brazilian Real
CAD Canadian Dollar
HUF Hungarian Forint
JPY Japanese Yen

TOTAL RETURN SWAP CONTRACTS AS OF JUNE 30, 2010 ARE AS FOLLOWS:

                                    NOTIONAL
REFERENCE ENTITY/                    AMOUNT               PAID BY              RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                   (000'S)              THE FUND               THE FUND           DATE          VALUE
-----------------                  ---------     ------------------------  ------------------ --------------  -----------
CUSTOM BASKET OF SECURITIES:
                                                        One-Month CHF BBA
                                                      LIBOR plus 30 basis
                                                  points and if negative,       If positive,
                                                    the absolute value of   the Total Return
                                                    the Total Return of a        of a custom
                                                         custom basket of          basket of
Citibank NA                           20,142 CHF               securities         securities         1/12/11  $  (238,579)
                                                   One-Month EURIBOR plus
                                                   30 basis points and if       If positive,
                                                   negative, the absolute   the Total Return
                                                       value of the Total        of a custom
                                                       Return of a custom          basket of
Citibank NA                           39,480 EUR     basket of securities         securities         1/12/11     (486,086)
                                                        One-Month GBP BBA
                                                      LIBOR plus 30 basis
                                                  points and if negative,       If positive,
                                                    the absolute value of   the Total Return
                                                    the Total Return of a        of a custom
                                                         custom basket of          basket of
Citibank NA                           11,871 GBP               securities         securities         1/12/11      634,016
                                                     One-Month SEK STIBOR
                                                       SIDE plus 30 basis
                                                  points and if negative,       If positive,
                                                    the absolute value of   the Total Return
                                                    the Total Return of a        of a custom
                                                         custom basket of          basket of
Citibank NA                           60,855 SEK               securities         securities         1/12/11      271,897
                                                        One-Month JPY BBA
                                                      LIBOR plus 53 basis
                                                  points and if negative,       If positive,
                                                    the absolute value of   the Total Return
                                                    the Total Return of a        of a custom
                                                         custom basket of          basket of
Citibank NA, New York              6,286,736 JPY               securities         securities         4/14/11   (3,055,442)
                                                        One-Month GBP BBA
                                                      LIBOR plus 50 basis
                                                  points and if negative,       If positive,
                                                    the absolute value of   the Total Return
                                                    the Total Return of a        of a custom
                                                         custom basket of          basket of
Morgan Stanley                        50,186 GBP               securities         securities         1/14/11   (2,353,577)
                                                                                                              -----------
                                                                                                   Reference
                                                                                                Entity Total   (5,227,771)
                                                                                                              -----------
MSCI DAILY GROSS TR EUROPE EURO
INDEX:
                                                                                   One-Month
                                                                            EURIBOR minus 60
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Citibank NA                           14,530 EUR  Gross Europe Euro Index  Europe Euro Index         1/12/11      (50,067)


                    26 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                                   One-Month
                                                                             EURIBOR minus 3
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Goldman Sachs Group, Inc. (The)        7,295 EUR  Gross Europe Euro Index  Europe Euro Index         1/12/11      (68,252)
                                                                                   One-Month
                                                                             EURIBOR minus 3
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Goldman Sachs Group, Inc. (The)       21,168 EUR  Gross Europe Euro Index  Europe Euro Index         1/12/11     (192,707)
                                                                                   One-Month
                                                                              Europe EURIBOR
                                                                               minus 3 basis
                                                                               points and if
                                                                               negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Goldman Sachs Group, Inc. (The)       12,466 EUR  Gross Europe Euro Index  Europe Euro Index         1/17/11     (108,230)
                                                                                   One-Month
                                                                            EURIBOR minus 30
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Morgan Stanley                        21,785 EUR  Gross Europe Euro Index  Europe Euro Index         1/12/11      232,795
                                                                                   One-Month
                                                                            EURIBOR minus 70
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
UBS AG                                 7,265 EUR  Gross Europe Euro Index  Europe Euro Index         1/12/11      (25,450)
                                                                                                              -----------
                                                                                                   Reference
                                                                                                Entity Total     (211,911)
                                                                                                              -----------
MSCI DAILY TR GROSS EAFE USD
INDEX:
                                                                                   One-Month
                                                                               LIBOR plus 15
                                                                            basis points and
                                                                             if negative the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Citibank NA                           22,546         Gross EAFE USD Index     EAFE USD Index         10/7/10      259,743
                                                                               One-Month BBA
                                                                               LIBOR plus 10
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Goldman Sachs Group, Inc. (The)        7,112         Gross EAFE USD Index     EAFE USD Index         5/11/11     (190,879)


                    27 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                               One-Month BBA
                                                                               LIBOR minus 5
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Goldman Sachs Group, Inc. (The)        8,875         Gross EAFE USD Index     EAFE USD Index         10/7/10      (27,197)
                                                                               One-Month BBA
                                                                              LIBOR minus 35
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
Morgan Stanley                        13,523         Gross EAFE USD Index     EAFE USD Index         10/7/10      (17,454)
                                                                                   One-Month
                                                                              LIBOR minus 10
                                                                            basis points and
                                                                            if negative, the
                                                                              absolute value
                                                                                of the Total
                                                   If positive, the Total      Return of the
                                                 Return of the MSCI Daily   MSCI Daily Gross
UBS AG                                17,583         Gross EAFE USD Index     EAFE USD Index        10/11/10      169,852
                                                                                                              -----------
                                                                                                   Reference
                                                                                                Entity Total      194,065
                                                                                                              -----------
MSCI DAILY TR ITALY USD INDEX:
                                                      One-Month BBA LIBOR
                                                    minus 25 basis points       If positive,
                                                     and if negative, the   the Total Return
                                                    absolute value of the        of the MSCI
                                                 Total Return of the MSCI        Daily Italy
Goldman Sachs Group, Inc. (The)       12,700        Daily Italy USD Index          USD Index          3/4/11        7,952
                                                      One-Month BBA LIBOR
                                                    minus 25 basis points       If positive,
                                                     and if negative, the   the Total Return
                                                    absolute value of the        of the MSCI
                                                 Total Return of the MSCI        Daily Italy
Goldman Sachs Group, Inc. (The)          958        Daily Italy USD Index          USD Index          3/4/11          655
                                                                                                              -----------
                                                                                                   Reference
                                                                                                Entity Total        8,607
                                                                                                              -----------
MSCI DAILY TR NET BELGIUM INDEX:
                                                      One-Month BBA LIBOR
                                                 minus 5 basis points and       If positive,
                                                         if negative, the   the Total Return
                                                    absolute value of the        of the MSCI
                                                 Total Return of the MSCI          Daily Net
Citibank NA                           13,085      Daily Net Belgium Index      Belgium Index          4/6/11     (241,195)
                                                      One-Month BBA LIBOR
                                                 minus 5 basis points and       If positive,
                                                         if negative, the   the Total Return
                                                    absolute value of the        of the MSCI
                                                 Total Return of the MSCI          Daily Net
Citibank NA                              873      Daily Net Belgium Index      Belgium Index          4/6/11      (17,953)
                                                                                                              -----------
                                                                                                   Reference
                                                                                                Entity Total     (259,148)
                                                                                                              -----------
MSCI DAILY TR NET EMERGING
MARKETS KOREA INDEX
                                                      One-Month BBA LIBOR
                                                 plus 90 basis points and       If positive,
                                                         if negative, the   the Total Return
                                                    absolute value of the        of the MSCI
                                                 Total Return of the MSCI          Daily Net
                                                       Daily Net Emerging   Emerging Markets
Goldman Sachs Group, Inc. (The)       11,655          Markets Korea Index        Korea Index          3/9/11      327,956
                                                                                                              -----------


                    28 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

MSCI DAILY TR NET FRANCE USD INDEX
                                                      One-Month BBA LIBOR
                                                    minus 35 basis points
                                                     and if negative, the       If positive,
                                                    absolute value of the   the Total Return
                                                 Total Return of the MSCI        of the MSCI
                                                     Daily Net France USD       Daily TR Net
Morgan Stanley                        12,761                        Index   France USD Index          3/9/11     (143,186)
                                                                                                              -----------
MSCI TR HONG KONG NET USD INDEX
                                                      One-Month BBA LIBOR
                                                 plus 15 basis points and       If positive,
                                                         if negative, the   the Total Return
                                                    absolute value of the   of the MSCI Hong
                                                 Total Return of the MSCI       Kong Net USD
UBS AG                                12,712      Hong Kong Net USD Index              Index         5/10/11      548,247
                                                                                                              -----------
ORDINARY SHARES OF NORSK HYDRO ASA
                                                      One-Month NOK NIBOR       If positive,
                                                       NIBR plus 30 basis       the absolute
                                                  points and if negative,       value of the
                                                    the absolute value of    Total Return of
                                                  the Total Return of the       the ordinary
                                                 ordinary shares of Norsk    shares of Norsk
Citibank NA                           12,418 NOK                Hydro ASA          Hydro ASA         4/11/11     (411,654)
                                                                                                              -----------
ORDINARY SHARES OF NOVO NORDISK AS
                                                        One-Month DKK BBA
                                                      LIBOR plus 30 basis       If positive,
                                                  points and if negative,       the absolute
                                                    the absolute value of       value of the
                                                  the Total Return of the    ordinary shares
                                                  ordinary shares of Novo    of Novo Nordisk
Citibank NA                           11,945 DKK               Nordisk AS                 AS         4/11/11       86,977
                                                                                                              -----------
ORDINARY SHARES OF VESTAS WIND
SYSTEMS AS
                                                        One-Month DKK BBA
                                                      LIBOR plus 30 basis       If positive,
                                                  points and if negative,       the absolute
                                                    the absolute value of       value of the
                                                  the Total Return of the    ordinary shares
                                                       ordinary shares of     of Vestas Wind
Citibank NA                           11,529 DKK   Vestas Wind Systems AS         Systems AS         4/11/11     (170,190)
                                                                                                              -----------
                                                                                              Total of Total
                                                                                                Return Swaps  $(5,258,008)
                                                                                                              ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pounds Sterling
JPY Japanese Yen
NOK Norwegian Krone
SEK Swedish Krona

Abbreviations are as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate
EURIBOR     Euro Interbank Offered Rate
LIBOR       London Interbank Offered Rate
MSCI        Morgan Stanley Capital International
MSCI EAFE   Morgan Stanley Capital International Europe, Australia and Far East.
            A stock market index of foreign stocks from the perspective of a
            North American investor
NIBOR       Norwegian Interbank Offered Rate
STIBOR SIDE Stockholm Interbank Offered Rate
TR          Total Return


                    29 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

SWAP SUMMARY AS OF JUNE 30, 2010 IS AS FOLLOWS:

                                                               NOTIONAL
                                           SWAP TYPE FROM       AMOUNT
SWAP COUNTERPARTY                         FUND PERSPECTIVE      (000'S)            VALUE
-----------------                       -------------------   ----------        -----------
Banco Santander SA, Inc.                Interest Rate             96,790 BRR    $   610,769
                                                                                -----------
Barclays Bank plc                       Interest Rate         13,285,000 HUF      2,423,544
                                                                                -----------
Citibank NA:
                                        Interest Rate          4,222,000 HUF        137,767
                                        Interest Rate          3,596,000 JPY       (195,813)
                                        Total Return              20,142 CHF       (238,579)
                                        Total Return              23,474 DKK        (83,213)
                                        Total Return              54,010 EUR       (536,153)
                                        Total Return              11,871 GBP        634,016
                                        Total Return              12,418 NOK       (411,654)
                                        Total Return              60,855 SEK        271,897
                                        Total Return              36,504                595
                                                                                -----------
                                                                                   (421,137)
                                                                                -----------
Citibank NA, New York:
                                        Credit Default Sell
                                        Protection                 3,010           (159,752)
                                        Total Return           6,286,736 JPY     (3,055,442)
                                                                                -----------
                                                                                 (3,215,194)
                                                                                -----------
Credit Suisse International:
                                        Credit Default Buy
                                        Protection                 5,940          1,543,034
                                        Credit Default Sell
                                        Protection                22,870            154,804
                                        Interest Rate             98,450 BRR        (24,749)
                                                                                -----------
                                                                                  1,673,089
                                                                                -----------
Goldman Sachs Group, Inc. (The):
                                        Interest Rate            656,760 BRR      7,224,136
                                        Interest Rate            120,000          7,260,142
                                        Total Return              40,929 EUR       (369,189)
                                        Total Return              41,300            118,487
                                                                                -----------
                                                                                 14,233,576
                                                                                -----------
JPMorgan Chase Bank NA:
                                        Interest Rate             56,300 BRR      2,387,619
                                        Interest Rate            128,960 CAD      5,193,046
                                        Interest Rate         18,603,000 HUF      4,536,292
                                        Interest Rate          7,289,400 JPY     (1,435,877)
                                                                                -----------
                                                                                 10,681,080
                                                                                -----------
Morgan Stanley:
                                        Interest Rate            516,560 BRR      1,732,873
                                        Total Return              21,785 EUR        232,795


                    30 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                        Total Return              50,186 GBP     (2,353,577)
                                        Total Return              26,284           (160,640)
                                                                                -----------
                                                                                   (548,549)
                                                                                -----------
Morgan Stanley Capital Services, Inc.   Credit Default Sell
                                        Protection                10,410           (710,244)
                                                                                -----------
UBS AG:
                                        Total Return               7,265 EUR        (25,450)
                                        Total Return              30,295            718,099
                                                                                -----------
                                                                                    692,649
                                                                                -----------
Westpac Banking Corp.                   Interest Rate            133,360 AUD     (5,505,121)
                                                                                -----------
                                                                         Total
                                                                         Swaps  $19,914,462
                                                                                ===========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD  Australian Dollar
BRR  Brazilian Real
CAD  Canadian Dollar
CHF  Swiss Franc
DKK  Danish Krone
EUR  Euro
GBP  British Pounds Sterling
HUF  Hungarian Forint
JPY  Japanese Yen
NOK  Norwegian Krone
SEK  Swedish Krona

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.


                    31 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities            $317,141,742
Sold securities                  264,869,054


                    32 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of June 30, 2010 is as follows:

Cost                                $57,190,931
Market Value                        $ 7,000,315
Market Value as a % of Net Assets          0.06%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.


                    33 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $87,144,097, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $46,558,401 as of June 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of June 30, 2010 the Fund has required certain counterparties to post collateral of $19,385,591.


                    34 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $21,823,722 for which the Fund has posted collateral of $4,489,955. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.


                    35 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.


                    36 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended June 30, 2010 was as follows:

                                     CALL OPTIONS                  PUT OPTIONS
                            ----------------------------   ----------------------------
                              NUMBER OF       AMOUNT OF       NUMBER OF      AMOUNT OF
                               CONTRACTS       PREMIUMS       CONTRACTS       PREMIUMS
                            --------------   -----------   --------------   -----------
Options outstanding as of
September 30, 2009                      --   $        --               --   $        --
Options written             55,079,905,000    20,348,158    8,050,030,000     6,650,878
Options closed or expired   (2,990,980,000)   (5,970,054)  (5,370,485,000)   (2,551,153)
Options exercised           (4,963,835,000)   (2,126,917)  (2,596,810,000)   (3,255,789)
                            --------------   -----------   --------------   -----------
Options outstanding as of
June 30, 2010               47,125,090,000   $12,251,187       82,735,000   $   843,936
                            ==============   ===========   ==============   ===========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").


                    37 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.


                    38 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of June 30, 2010, the Fund had no such currency swap agreements outstanding.

RESTRICTED SECURITIES

As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

UNFUNDED PURCHASE AGREEMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $24,771,232 at June 30, 2010. The following agreements are subject to funding based on the borrower's discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

As of June 30, 2010, the Fund had unfunded purchase agreements as follows:

                                                       COMMITMENT
                                                      TERMINATION     UNFUNDED
                                                          DATE         AMOUNT
                                                      -----------   -----------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.     10/23/13    $16,356,464


                    39 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                     COMMITMENT
                                                                      INTEREST    TERMINATION    UNFUNDED     UNREALIZED
                                                                        RATE         DATE         AMOUNT     DEPRECIATION
                                                                     ----------   -----------   ----------   ------------
Deutsche Bank AG; An unfunded agreement that the Fund receives
0.125% quarterly; and will pay out, upon request, up to 8,414,768
USD to a Peruvian Trust through Deutsche Bank's Global Note
Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the fund to
maintain a consistent exposure level.                                   0.50%       9/20/10     $8,414,768      $22,486

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $12,149,353,859
Federal tax cost of other investments       572,609,102
                                        ---------------
Total federal tax cost                  $12,721,962,961
                                        ===============
Gross unrealized appreciation           $   501,809,403
Gross unrealized depreciation              (487,030,113)
                                        ---------------
Net unrealized appreciation             $    14,779,290
                                        ===============


                    40 | Oppenheimer International Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 08/09/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 08/09/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 08/09/2010